Key Opinion Leader Discussion: Larsucosterol & Alcohol-associated Hepatitis May 16th, 2023

Agenda Introduction / Welcome Jim Brown, DVM What is AH? Paul Gaglio, MD Larsucosterol: Addressing the AH Treatment Gap Brett Fortune, MD Larsucosterol and the Phase 2b AHFIRM Trial  Norman Sussman, MD Larsucosterol Commercial Opportunity Keith Lui Q&A 2

Disclaimer This presentation and various remarks we make during this presentation contain forward-looking statements of DURECT Corporation ("DURECT," the "Company," "we," "our" or "us") and its collaborative partners within the meaning of applicable securities laws and regulations, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to DURECT’s plans to complete enrollment of the AHFIRM trial in the second quarter of 2023 and report topline data in the second half of 2023, products in development, anticipated product benefits, anticipated product markets, clinical trial results and plans, DURECT’s future business plans and projected financial results, DURECT’s emergence as an innovative biopharmaceuticals company and other future events that involve risks and uncertainties. These forward-looking statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the risks that the AHFIRM trial takes longer to conduct than anticipated, the risk that ongoing and future clinical trials of larsucosterol do not confirm the results from earlier clinical or pre-clinical trials, or do not demonstrate the safety or efficacy of larsucosterol in a statistically significant manner, the risk that the FDA or other government agencies may require additional clinical trials for larsucosterol before approving it for the treatment of alcohol-associated hepatitis even if the results of the AHFIRM trial are successful, risks that Innocoll may not commercialize POSIMIR successfully, and risks related to the sufficiency of our cash resources, our anticipated capital requirements and capital expenditures, our need or desire for additional financing, our ability to obtain capital to fund our operations and expenses and our ability to continue to operate as a going concern. Further information regarding these and other risks is included in DURECT's most recent U.S. Securities and Exchange Commission ("SEC") filings, including its Annual and Quarterly Report on Form 10-K or 10-Q, respectively, filed with the SEC under the heading “Risk Factors.” DURECT is under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Subsequent events and developments may cause DURECT’s expectations and beliefs to change. Certain data in this presentation are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities or differences. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. Any offer of securities will only be made pursuant to a registration statement (including a base prospectus) and prospectus supplement filed with the SEC, copies of which may be obtained for free on our website at www.durect.com under the "Investors" tab or by visiting EDGAR on the SEC website at www.sec.gov. All information provided in this presentation is as of May 16, 2023, and the Company assumes no obligation to update this information as a result of future events or developments, except as required by law.

Introduction Jim Brown, DVM President and Chief Executive Officer

Harnessing the Power of Epigenetics Epigenetics focuses on altering gene expression without changing DNA sequences These changes can be inherited and/or environmental Disease states can change epigenetics Epigenetic changes can manifest as disease Examples of such changes are DNA methylation and histone modification Larsucosterol acts by reducing DNA hypermethylation

Larsucosterol Overview

Lead Compound in DURECT's Epigenetic Modulator Program

Modulator of DNA methylation

- New class of therapeutics
- Endogenous sulfated oxysterol
- Highly conserved across all 7 species studied to date

Clinical safety

- Well tolerated at all doses
- More than 500 subjects dosed in multiple Phase 1 & 2 studies



Larsucosterol
5-cholesten-3β, 25-diol 3-sulfate (25HC3S)

Role in cellular functions

- Stabilizes mitochondria
- Reduces lipotoxicity
- Reduces inflammation
- Improves cell survival and tissue regeneration

Broad therapeutic potential

- MOA[1] supports investigating larsucosterol for the treatment of multiple acute organ injury and chronic diseases
- Phase 1b NASH data suggest broad activity

[1] MOA = Mechanism of Action

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Larsucosterol Has Been Studied in Broad Range of Indications

Compelling data in all animal models

Clinical Trials	Acute Organ Injury Models	Chronic Disease Models
AHFIRM Phase 2b AH[1] n≈300/200 larsucosterol	Acetaminophen / Alcohol Injury Mouse	High Fat Hamster
Phase 2a AH (n=19)	Endotoxin Injury Mouse	High Fat Mouse
Phase 2a Psoriasis (n=25)	Acute Pancreatitis Rat	STAM™ NASH
Phase 1b NASH (n=69)	Brain Ischemic Injury Rat	Bile Duct Ligation Rat
Additional Clinical Trials (combined n>200)	Renal Ischemic Injury Rat	Leptin Deficient Rat

[1] Ongoing trial. AH = Alcohol-associated Hepatitis.

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Mechanism of Action Leverages Epigenetics to Impact Disease



1
gene silencing
2
DNMT
methyl groups
inhibits methylation
increased gene expression
Larsucosterol
3
DNMT

1. **Epigenetic Dysregulation in AH Patients**
   Aberrant DNA hypermethylation is associated with many diseases including severe AH

2. **Epigenetic Regulators Modulate Gene Expression**
   DNA methyltransferases (DNMTs) are one such regulator that add methyl groups to certain regions of DNA, generally reducing gene expression

3. **Larsucosterol Inhibits DNMTs**
   By inhibiting DNMTs (1, 3a, & 3b), larsucosterol reduces DNA hypermethylation, which modulates important cell signaling pathways

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Inhibition of DNMT-1, 3a & 3b Aligns with AH Liver samples from patients with severe AH have increased expression of DNMT-1 & 3a Wang Y et al. 2021, Journal of Lipid Research, 62:1-14  Note: in this paper, larsucosterol is referred to as 25HC3S Argemi et al. 2019. Nature Communications, 10: 3126

What Is AH? Paul Gaglio, MD Director of Hepatology Outreach, Columbia

Dr. Paul J. Gaglio: Biography and Disclosures Paul J. Gaglio, MD, FACP, AGAF, FAASLD, Professor of Medicine (in Surgery) Director of Hepatology Outreach at NY-Presbyterian Hospital, Columbia University Irving Medical Center Former Medical Director of Adult Liver Transplantation at the Montefiore Medical Center, Columbia Presbyterian Hospital, and the Tulane University Medical Center Education & Training: Bachelor’s in Biology/Physiology from Rutgers College MD from UMDNJ-New Jersey Medical School Internship and Residency at Mount Sinai Medical Center Fellowship in Digestive Disease/Liver Transplantation at New Jersey Medical School Fellow of the American College of Physicians, the American Gastroenterological Association, and the American Association for the Study of Liver Diseases Disclosures: Advisory Board for Gilead, AbbVie, Salix, Mallinckrodt, & Intercept 11

What Is AH? A typical patient with alcohol-associated hepatitis (AH) What is excessive drinking? AH is usually associated with very heavy drinking AH as a distinct clinical entity with a high mortality Multiple causes of death including sepsis and liver failure Methods of assessing AH severity Current therapeutic options 12

Case Presentation – A Sample Patient Journey 40 year old man, transferred from an outside hospital with jaundice and concern for liver failure Past medical history includes type 2 DM, hyperlipidemia, BMI 31 Labs at transfer: MELD 29 (Model for End-stage Liver Disease) Lives with his wife and three children Denies prior heavy alcohol consumption until 6 months ago He increased alcohol use due to “stress at work” He consumes approximately 1 bottle of wine each evening and one bottle of wine plus 3-4 mixed drinks on weekends ~50 “units” of alcohol per week 13

Higher MELD Scores Correlate with Increased Mortality MayoClinic.org INR – blood clotting Factors are made by the liver Bilirubin – yellow pigment derived from red blood cells Causes jaundice Creatinine – measure of kidney function Components of MELD Score Expected 90-day mortality: 45-58% 14

NIAAA Definitions for Adults of Drinking Age

Moderate	• Men: 2/day (<u><</u>14/week) • Women: 1/day (<u><</u>7/week)
Heavy	• Men: 4/day or >14/week • Women: 3/day or >7/week
Binge: Blood alcohol <u>></u>0.08%	• Men: <u>></u>5 drinks in ~2 hours • Women: <u>></u>4 drinks in ~2 hours



Men
Hazard ratio
80
60
40
20
10
5
1
Current abstainers
0-14
14-28
28-42
42-56
56-70
>70
Women
Hazard ratio
80
60
40
20
10
5
1
Current abstainers
0-14
14-28
28-42
>42
Alcohol consumption (drinks/week)

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Asgaard, G et al. J Hep 2015; 62:1061-1067

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Alcohol Sales and Alcohol-Related Deaths Rising Steadily Exacerbated by Covid/Quarantine Anderson MS, et al. JAMA Open 2021 National monthly retail alcohol sales 2016-2021 for purchases from beer, wine, and liquor stores from the US Census Bureau Monthly Retail Trade Report Males Females Jan 2020 Deutsch-Link, S et al. Clin Gastro and Hep 2022;20:2142–2144

AH is a Detour Normal Liver Fatty Liver Increasing Fibrosis Cirrhosis Decompensated Cirrhosis Death Liver Transplant Alcohol Alcohol Alcohol Steatohepatitis Severe AH Mild-Moderate AH Death Liver Transplant Typical ALD Pathway AH Detour

AH is Associated with Heavy Drinking and a Serious Risk of Death Thursz M et al. N Engl J Med 2015; 372:1619-28 Age 49 yrs Maddrey 63 Male 60% MELD 21 EtOH (F) 150 g/day GAHS 8.4 EtOH (M) 200 g/day Mortality (28/90) 16%/30% 18

Alcohol is Currently the Leading Cause for Liver Transplantation Kwong AJ et al. OPTN/SRTR Annual Data Report, 2021 19 3,249 Transplant Listing by Diagnosis Liver Transplants by Diagnosis ~8,700 adult liver transplants in 2021 Insufficient to meet patient needs

Case Presentation – Patient Journey (continued) Blood and urine cultures negative at time of admissions CXR was normal Patient was eligible for prednisolone Started prednisolone, B-vitamins, zinc, and nutrition Lille score at day 4 did not improve – stopped prednisolone Presented to our multidisciplinary liver transplantation committee Deemed to be a candidate for liver transplantation Transferred to ICU day 5 for hepato-renal syndrome Liver became available and he underwent liver transplantation 20

Lille Score at Day-4 Predicts AH Survival at 6 Months Based primarily on declining bilirubin Garcia-Saenz-de-Sicilia et al. Am J Gastroenterol 2017; 112:306-315 Age Bilirubin Day 0 Albumin Day 0 Creatinine Day 0 Protime Day 0 Bilirubin Day 4 Years mg/dL g/dL mg/dL sec mg/dL LM = Lille Model (LM) at Day-4

Conclusions AH is a detour from usual alcohol-associated liver disease AH usually occurs in very heavy drinkers MELD and Lille scores predict risk of death 30-50% mortality in severe cases of AH Steroids may be used in severe cases Frequently contraindicated Not FDA-approved No effect on survival at 90 days Liver transplantation may rescue a few at-risk patients Only ~8,700 adult liver transplants for all indications in U.S.1 Most patients are ineligible and many on transplant waiting list die each year 1Kwong AJ et al. OPTN/SRTR Annual Data Report, 2021

Larsucosterol: Addressing the AH Treatment Gap Brett Fortune, MD Montefiore Medical Center

Dr. Brett Fortune: Biography and Disclosures Brett E. Fortune, MD, MSc, FAASLD, Associate Professor of Medicine Associate Professor of Medicine at Albert Einstein College of Medicine Medical Director, Liver Transplant Program at Montefiore Einstein Center for Transplantation Associate Editor of Liver Transplantation Active member of AASLD and AST Past Chair of Public Health SIG Steering Committee, Portal HTN SIG, Financial, Comm/Tech, Liver Intestine COP Investigator on the AASLD CQC, ALTA study Formerly on the NIH funded Liver Cirrhosis Network Education & Training: Fellowships in Gastroenterology and Transplant Hepatology at the University of Colorado Disclosures: Consultant for W.L. Gore and Associates

Current State of AH Treatment Options AH is potentially survivable Need a therapeutic agent that improves odds for patients Steroids are controversial Many contraindications and no long-term benefit Transplants benefit patients Many patients are not eligible Availability insufficient for qualified patients Declining bilirubin is the most important prognostic finding Key element in the Lille score

Lille Score – Predicts AH Survival at 6 Months Based primarily on declining bilirubin day 0-7 Louvet A et al. Hepatology 2007; 45:1348-1354 Age Bilirubin Day 0 Albumin Day 0 Creatinine Day 0 Protime Day 0 Bilirubin Day 7 Years mg/dL g/dL mg/dL sec mg/dL

Decreasing Bilirubin Predicts AH Survival Irrespective of Steroids Parker R et al. Clin Gastro Hepatol (2022); 20:e289–e297

Would an Effective Therapeutic Help with AH Management?

Transplant Is Not an Option for Most Severe AH (SAH) Patients Only a minority respond to current SAH therapy For nonresponders: Very few patients make it to liver transplant Only 16% were wait listed for transplant Likely overestimates transplant access Im G, et al. Liver Transplantation 2022 Early Transplant Recipients Favorable Psychological and Medical Profiles On Waiting List for Early Transplant Nonresponders Patients with SAH

Nonresponding Patients Declined for Transplant Are Unlikely to Regain Normal Liver Function and Have High Mortality 49% died after 6 months, only 10% had recompensation at 1 year Hsu C, et al. ACCELERATE-AH group. Hepatology 2023

Would We Like an Effective SAH Therapeutic? – YES!!! SAH is a potentially survivable condition but lacks an effective treatment Among nonresponders, liver transplant is the only curative option but rarely available to SAH patients An effective treatment for SAH would: Improve short-term and (ideally) long-term transplant-free survival Increase likelihood of hepatic recompensation Reduce healthcare resource utilization Reducing readmissions, costs Have favorable safety profile for patients with advanced liver disease

Phase 2a: Evaluation of Larsucosterol in Patients with Moderate/Severe Alcohol-Associated Hepatitis Key Inclusion Criteria Study Design Endpoints Moderate AH: MELD 11-20 Severe AH: MELD 21-30 Screening Follow up Larsucosterol 150 mg Larsucosterol 90 mg Larsucosterol 30 mg Day -4 Day 1 Day 4 Day 28 Dose 1 (IV Infusion) Dose 2 (if not discharged) Primary Safety & tolerability Liver biochemistry (including MELD & Lille scores)

Larsucosterol: Summary of Phase 2a Trial in AH Improved key biomarkers and prognostic indicators Reduced bilirubin and MELD scores 89% response rate based on Lille score Well tolerated across all dose levels with no drug-related SAEs 100% Survival (19/19) in Open Label Phase 2a Trial in Patients with Moderate to Severe AH Hassanein T, et al. Safety and efficacy of DUR‑928: A potential new therapy for acute alcoholic hepatitis. Late-breaking oral presentation at 70th Annual Meeting of the American Association for the Study of Liver Diseases: The Liver Meeting™, 2019

Phase 2a: Majority of Patients Discharged After One Dose Potential Pharmacoeconomic Benefit as Measured by Time to Discharge Number (%) of patients who were discharged in ≤ 4 days after receiving a single dose of larsucosterol All patients (n=19) 14/19 (74%) Severe patients (MELD 21-30) (n=12) 8/12 (67%)

Phase 2a: Reduction in Bilirubin & MELD More Pronounced Effect in Patients with Higher Bilirubin One of 19 patients did not return for the follow-up visits on Day 7 and Day 28; all data were analyzed based on those who completed visits.

Lille Score – The Best Early Predictor of Survival Larsucosterol Subjects had Lower Lille Scores – Best for 30 & 90 mg Doses Hassanein T et al. Am J Gastro (in press) 30 & 90 mg doses ** Represents p<0.01 by T-test; Non-head-to-head comparison

Summary All subjects in the larsucosterol arms survived 30 & 90 mg are in the optimal therapeutic range 150 mg may be outside the optimal range Biochemical and clinical outcomes support further development of this drug A randomized, double-blind, placebo-control trial (AHFIRM) is in progress

Larsucosterol and the Phase 2b AHFIRM trial Norman L. Sussman, MD, FAASLD Chief Medical Officer

What We Know About AH A serious acute disease with a high risk of death Average 30% mortality at 90 days Incidence was increasing prior to the COVID-19 pandemic Trend exacerbated at the time of lock-down The demographic is shifting to younger patients and a higher percentage of women No satisfactory therapeutic agent after decades of study Evidence to date suggests larsucosterol could be the first approved therapeutic for AH

Histologic Changes in Alcohol Associated Liver Disease Normal AH ALD

Larsucosterol Clinical Progress Phase 2a provided the impetus for a randomized, placebo-control trial Improved biochemical profile 100% survival Phase 2b AHFIRM: Subjects with Alcoholic Hepatitis to Evaluate SaFety EffIcacy of LaRsucosterol TreatMent Key differences from Phase 2a Restricted to SAH patients Double-blind, randomized, placebo-control trial

Key Inclusion Criteria Study Design Severe AH: MDF > 32, MELD 21-30 300 subjects randomized 1:1:1 into two treatment groups vs. SoC Screening Follow up Larsucosterol 90 mg Larsucosterol 30 mg Placebo Day -4 Day 1 Day 4 Day 90 Dose 1 (IV Infusion) Dose 2 (if not discharged) Multinational US, EU, UK, Australia Full enrollment expected in 2Q23 AHFIRM – Larsucosterol Phase 2b Trial for AH

AHFIRM – Larsucosterol Phase 2b Trial for AH Key Secondary Endpoints 90-day mortality 28-day event rate (death or liver transplantation) 28-day mortality Primary Endpoint 90-day event rate (death or liver transplantation)

AHFIRM Trial – Anticipated Next Steps Completion of Enrollment (2Q23) Last Patient Visit ~90 days following completion of enrollment (3Q23) Top-Line Results ~8-12 weeks following last patient visit (4Q23) Initial results for primary and key secondary endpoints Potential NDA filing following positive results

Larsucosterol Commercial Opportunity Keith Lui SVP, BD, Commercial, Medical Affairs

AH Imposes High Economic Burden on US Healthcare System ~158,000 U.S. hospitalizations per year1 AH hospitalizations increased by approximately 5.5% per year between 2015 and 20192 86% of hospitalized AH patients are insured2 1 https://www.hcup-us.ahrq.gov/db/nation/nis/nisdbdocumentation.jsp 2 Marlowe, N., Lam, D., Krebs, W., Lin, W. & Liangpunsakul, S. (2022) Prevalence, co-morbidities, and in-hospital mortality of patients hospitalized with alcohol-associated hepatitis in the United States from 2015 to 2019. Alcoholism: Clinical and Experimental Research. Each hospitalization episode with AH: Died during the hospitalization Were discharged Average Length of Stay (Days) $147,000 $53,000 0 1 2 3 4 5 6 7 8 9 Total hospital healthcare charges per stay

Primary Research with Multiple Hospital Stakeholders Informs AH Market Landscape, Strategy and Access Considerations 47 Defined Terms: KOL: Key Opinion Leader; MCO: Managed Care Organization; DRG: Diagnosis-related Group; P&T: Pharmacy & Therapeutics. Academic and community board-certified KOLs, hospitalists, and physicians with significant experience treating AH patients Hospital P&T experts (e.g., hospital chief pharmacists) and hospital economic stakeholders (e.g., VP finance, CFO) DRG Coder Experts who manage the process and challenges associated with reimbursement for AH patients Medical directors from national and regional MCOs, covering a mix of Commercial and Medicare lives Stakeholder Descriptions

High Unmet Needs for AH Included the Need for More Effective Therapies That Reduce Mortality and Reducing Continual Alcohol Use

Key AH Unmet Needs

Unmet Need	Degree of Need	Description	Physician Perspectives
Pharmacotherapies that Reduce Mortality		• Physician feedback and literature convey steroids have no significant effect on 90-day mortality • Most physicians highlighted the need for **a more effective pharmacotherapy** aimed at **reducing overall AH mortality** rates	*"We need something which can reduce long-term mortality, steroids are not great and have a whole host of side effects." – HVP*
Preventing Alcohol Use Post-discharge		• 30 – 50% of AH patients drink alcohol following discharge, with low compliance with support programs • No drugs for AUD have been studied in AH; there is a high need for therapies to treat the underlying use disorder	*"We do not prescribe anything other than steroids, and the unmet need lies after discharge in treating AUD." – HVP*
Pharmacotherapy For Mild/Moderate Patients		• Currently physicians have nothing to offer mild/moderate patients but indicated there would be clinical benefit in catching these patients early in their disease trajectory	*"Right now all we have is supportive care for mild/moderate patients and to tell them to stop drinking." – KOL*
Pharmacotherapy Not Subject to Low Patient Compliance		• Given low patient compliance and follow-up after discharge, issues with a 28-day steroids course are common • Physicians highlighted an **acute inpatient drug** with a **short treatment course** would be of great benefit for these patients	*"A common problem is the need to continue steroids after discharge, as compliance is low we often don't know if they finish." – HVP*

Defined Terms:
MDF: Maddrey Discriminant Function; AUD: Alcohol Use Disorder; Function; HVP: High-Volume Physician for AH.
Source: Physician Interviews; ClearView Analysis.

Key: Low High

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Value Drivers Differed Across Stakeholders, Highlighting Importance of Tailored Framing of Larsucosterol Value Proposition

Larsucosterol Value Drivers

Reduction in Mortality

Physicians prioritize **mortality** as the **most important endpoint**, and nearly all found larsucosterol's significant reduction in **90-day mortality or liver transplant** rate clinically meaningful

Hospital Cost Offset Economics

Reducing costly **length of inpatient stays** and **30-day readmissions** is key for offsetting drug costs and securing favorable hospital formulary inclusion

Reduction in Healthcare System Cost Burden

Hospital economics and payer stakeholders will likely use **reduction in 30-day readmissions** to assess impact on per-patient cost burden, while **reduction in AH liver transplants** supports cost-benefit to the overall healthcare system

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Stakeholder Interviews; ClearView Analysis.

Larsucosterol AH Launch Strategic Imperatives (SI) and Goals SI1 SI2 SI3 SI4 Launch Goals Establish larsucosterol as the revolutionary advancement in the treatment of AH Ensure early and comprehensive access through bold regulatory, clinical, and value / access strategies Create a tailored, comprehensive commercial and corporate infrastructure strategy to drive optimal value SI5 Shape the AH Market Build the Brand Define Patient Access Drive Rapid Adoption Maximize Long-Term Value Build, fortify and defend larsucosterol in AH and future indications Build awareness of DURECT as a leader in AH R&D and educate on the impact of epigenetic dysregulation and larsucosterol’s potential value

Larsucosterol Launch Preparation and Commercial Infrastructure Development Are Underway Early planning allows time to build capabilities and mitigate risks and delays, while being mindful of other organizational priorities 2023 Launch Readiness Objectives Key Initiatives Ongoing Understand needs and develop long-term relationships, commitment, and trust Identifying and collaborating early with key stakeholders Design and clearly differentiate larsucosterol programs to best meet customers’ needs Developing an in-depth understanding of the disease area, customers, and market landscape Ensure critical activities are launch-ready Outlining clear company-wide launch requirements Inform near-term decisions on where and how we invest in building commercialization capabilities Tailoring our go-to-market approach and aligning cross-functional launch plans

Thank You!

Q&A